THE LAZARD FUNDS, INC.

Lazard U.S. Small Cap Equity Portfolio

Supplement to Prospectus dated May 1, 2008

Important Notice Regarding Change in Investment Policy

The Board of Directors of The Lazard Funds, Inc. (the “Board”) has approved, for Lazard U.S. Small Cap Equity Portfolio (the “Portfolio”), effective August 25, 2008, changing (1) the name of the Portfolio to Lazard U.S. Small-Mid Cap Equity Portfolio and (2) the Portfolio’s policy with respect to the investment of 80% of its assets to provide that, under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities of small-mid cap U.S. companies. The Investment Manager considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500® Index (ranging from approximately $22 million to $20.6 billion as of May 31, 2008). The Portfolio will invest primarily in equity securities, principally common stocks, of small to mid capitalization U.S. companies identified through bottom-up fundamental research conducted by the Investment Manager's small cap, mid cap and global research platforms.

From June 16, 2008 through August 22, 2008, shareholders will be permitted to exchange or redeem shares of the Portfolio without incurring any applicable redemption fees ordinarily charged by the Portfolio. If you hold your shares through a broker or other financial intermediary, however, you may be subject to fees or charges specific to that broker or intermediary, and may have limitations in your ability to exchange Portfolio shares. Please contact your broker or intermediary for further details.

Effective August 25, 2008, the Portfolio’s portfolio managers will be Daniel Breslin and Andrew Lacey.

Dated:	June 17, 2008